As of September 30, 2022

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION


5.72%
27.94%
66.34%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	23.83%
Consumer Staples	18.47%
Communication Services	14.32%
Consumer Discretionary	13.50%
Healthcare	10.44%
Financials	9.32%
Industrials	3.52%
Materials	0.88%
Utilities	0.00%
Energy	0.00%
Net Cash[1]	5.72%

TOP 10 HOLDINGS

Mastercard Inc. Class A	9.93%
Apple, Inc.	9.65%
LVMH Moët Hennessey Louis Vuitton ADR	6.56%
Alphabet, Inc. Class A	6.23%
Novo Nordisk A/S	5.57%
Alphabet, Inc. Class C	5.37%
The Estée Lauder Companies, Inc. Class A	5.03%
The Hershey Company	4.62%
Bank of America Corporation	3.51%
The TJX Companies, Inc.	3.47%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	37
2021 Portfolio Turnover	5.03%
Net Assets (millions)	$21.48
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]


3Q22 Non-annualized
-6.39%
-6.19%
1-Year
-18.80%
-19.63%
3-Year
5.21%
4.56%
5-Year
6.38%
5.30%
7-Year
8.55%
7.90%
10-Year
7.87%
8.11%
Since Inception*
6.60%
6.72%
Mundoval Fund
MSCI World Index

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2005
2010
2015
2020
$31,762

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $31,761.54 on 9/30/22. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

3Q22 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned −6.39% in the third quarter versus −6.19% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.60% versus 6.72% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology sector (Apple, Inc.), Consumer Staples sector (The Hershey Company), Consumer Discretionary sector (The TJX Companies, Inc.) and Communication Services (The Walt Disney Company). Negative factors impacting performance for the Fund during the quarter included the Consumer Staples sector (Tyson Foods, Inc.), Communication Services sector (Meta Platforms, Inc.) and Consumer Discretionary sector (Alibaba Group Holding Ltd.)

During the quarter the Fund sold shares of British American Tobacco Plc and Anheuser-Busch Inbev to provide liquidity to purchase additional shares of existing holdings. The geographic diversification of the Fund as of September 30, 2022 was 66.34% Domestic stocks, 27.94% International stocks and 5.72% cash equivalents. The Fund owned shares of common stock in 36 companies.

Manager Commentary:

During the third quarter the Federal Reserve Board approved its third consecutive interest rate increase of 0.75 percentage points and signaled additional increases were likely even though they are raising the risk of potential recession in the U.S. economy. U.S. Government Treasury Bond yields increased to levels not seen in more than a decade in response to the actions of the Federal Reserve and its resolve to contain inflation in the economy. Common stocks in the United States, as measured by the S&P 500 Index and International markets, as measured by the MSCI EAFE Index, tumbled to the market lows that investors had experienced in June as investors mulled higher inflation uncertainty and slowing global economic growth. Some market analysts have begun to question whether investor sentiment has become too pessimistic about the prospects for the stock market due to the recent economic uncertainty.

Mastercard, Inc. expects consumer spending to increase by as much as 7% during the upcoming holiday season, which is slated to begin in early October as consumers shop for bargains. Despite the recent uncertainty surrounding inflation and higher interest rates, Bank of America Corporation stated during the quarter that the average U.S. consumer is spending more, has more savings in the bank and more borrowing capacity. The Estèe Lauder Companies reported that its full year net sales increased by 9% and the company returned $3.5 billion in cash to shareholders through dividends & share repurchases during the fiscal year ended June 30th. The Walt Disney Company announced that it has sold 90% of its advertising time slots on ESPN and ABC for the 2022 NCAA football season, with combined ad revenue of more than $700 million from more than 350 advertisers across linear and digital networks. China Southern Airlines confirmed in September the purchase of 40 aircraft from Airbus SE worth close to $5 billion. The deal comes after the Chinese government had purchased 300 Airbus jets in the second quarter.

Thank you for your business & continued support.
Arthur Q. Johnson, CFA—Portfolio Manager

Average Annualized Total Returns as of September 30, 2022

	3Q 2022 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	-6.39%	-18.80%	5.21%	6.38%	8.55%	7.87%	6.60%
MSCI World Index	-6.19%	-19.63%	4.56%	5.30%	7.90%	8.11%	6.72%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.